Filed Pursuant to Rule 497(e)
1933 Act Nos. 002-93131 and 033-36065
1940 Act Nos. 811-04044 and 811-06673
PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
Parnassus Core Equity FundSM
Investor Shares: PRBLX | Institutional Shares: PRILX
Parnassus Mid Cap FundSM
Investor Shares: PARMX | Institutional Shares: PFPMX
Parnassus Endeavor FundSM
Investor Shares: PARWX | Institutional Shares: PFPWX
Parnassus Mid Cap Growth FundSM
Investor Shares: PARNX | Institutional Shares: PFPRX
Parnassus Fixed Income FundSM
Investor Shares: PRFIX | Institutional Shares: PFPLX
January 3, 2022

Supplement to Statutory Prospectus Dated May 1, 2021 (as supplemented to date)
Additional Portfolio Manager – Parnassus Core Equity Fund
Effective as of January 3, 2022, Andrew S. Choi serves as a Portfolio Manager of the Parnassus Core Equity Fund, along with current portfolio managers Benjamin E. Allen and lead manager Todd C. Ahlsten, with the following changes being made to the prospectus:

1.
The “Summary Section – Parnassus Core Equity Fund – Portfolio Managers” of the prospectus is supplemented by adding the following disclosure: “Andrew S. Choi is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since January 3, 2022.”

2.
The “Management of the Funds” section of the prospectus is supplemented by adding the following disclosure: “Andrew S. Choi is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since January 3, 2022. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2018.”

Lead Portfolio Manager – Parnassus Mid Cap Growth Fund
Effective as of January 3, 2022, Ian E. Sexsmith serves as the lead Portfolio Manager of the Parnassus Mid Cap Growth Fund, with the following changes being made to the prospectus:

1.
The “Summary Section – Parnassus Mid Cap Growth Fund – Portfolio Managers” of the prospectus is hereby amended and restated as follows: “Ian E. Sexsmith is the lead Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served as a portfolio manager since 2013. Robert J. Klaber is a Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served as a portfolio manager since 2016.”

2.
The reference to Mr. Sexsmith in the “Management of the Funds” section of the prospectus is hereby amended and restated as follows: “Ian E. Sexsmith, CFA, is the lead Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served as a portfolio manager since 2013. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.”

Lowered Expense Limitation - Parnassus Endeavor Fund
Effective January 1, 2022, Parnassus Investments, the investment adviser to the Parnassus Endeavor Fund, has agreed to modify its expense limitation agreement with the Fund to reduce expenses from 0.94% to

0.88% of net assets for the Parnassus Endeavor Fund—Investor Shares and from 0.71% to 0.65% of net assets for the Parnassus Endeavor Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2023 and may be continued indefinitely by the investment adviser on a year‑to‑year basis. The Fund’s Fees and Expenses Table and Expense Example are hereby revised to reflect the lowered expense limitation. The tables in the “Summary Section – Parnassus Endeavor Fund - Fees and Expenses” are hereby replaced by the following:
Parnassus Endeavor Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage
of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.67	0.67
Distribution (12b‑1) Fees	None	None
Other Expenses	0.27	0.06
Service Fees	0.21	None
All remaining other expenses	0.06	0.06
Total Annual Fund Operating Expenses	0.94	0.73
Expense Reimbursement[1]	0.06	0.08
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.88	0.65
1 Restated to reflect the lowered expense limitation, effective as of January 1, 2022.
2 The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Endeavor Fund—Investor Shares and to 0.65% of net assets for the Parnassus Endeavor Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2023 and may be continued indefinitely by the investment adviser on a year‑to‑year basis.
For additional information about the Parnassus Endeavor Fund’s expenses, please see “Financial Highlights” in the prospectus.
Example
This example is intended to help you compare the cost of investing in the Parnassus Endeavor Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$90	$294	$514	$1,149
Institutional Shares	$66	$225	$398	$899

Management Discussion Expense Limitation
The “Management of the Funds” section of the prospectus is hereby supplemented by amending and restating the table identifying the expense limitations for each Fund and the two paragraphs that follow the table, as follows:

	Investor Shares	Institutional Shares
Parnassus Core Equity Fund	0.84%	0.62%
Parnassus Mid Cap Fund	0.98%	0.75%
Parnassus Endeavor Fund[1]	0.88%	0.65%
Parnassus Mid Cap Growth Fund	0.83%	0.68%
Parnassus Fixed Income Fund	0.68%	0.45%
1 Restated to reflect the lowered expense limitation, effective as of January 1, 2022.
The contractual figures shown in the table above represent a cap on the total operating expenses. The actual total operating expenses of a Fund may be lower than this cap. See the Summary Section for each Fund for more information.
These agreements will not be terminated prior to May 1, 2022 with regard to all of the Funds other than the Parnassus Endeavor Fund, which will not be terminated prior to May 1, 2023, and all of the agreements may be continued indefinitely by the Adviser on a year-to-year basis.
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Please Read Carefully and Keep for Future Reference

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